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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the

                        SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) January 10, 2000


                       GEMSTAR INTERNATIONAL GROUP LIMITED
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               (Exact name of registrant as specified in charter)


         British Virgin Islands       0-26878               N/A
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         (State or other            (Commission      (IRS employer
          jurisdiction of            file number)     identification
          incorporation)                                 number)


       135 North Los Robles Avenue, Suite 800, Pasadena, California 91101
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                    (Address of principal executive offices)


                                (626) 792-5700
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             (Registrant's telephone number, including area code)


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)
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ITEM 2.  Acquisition of Assets.
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          On January 18, 2000 Gemstar International Group Limited announced the acquisitions through merger of two eBook companies, NuvoMedia, Inc. and SoftBook Press, Inc. A copy of the press release relating to the mergers is attached as an exhibit and incorporated herein by reference.

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ITEM 7.  EXHIBITS
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Exhibit No.        Name of Item                                   Page No.
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99.1               Press Release of Gemstar International Group
                   Limited, dated January 18, 2000, relating to the acquisition through merger of each of NuvoMedia, Inc. and SoftBook Press, Inc.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                GEMSTAR INTERNATIONAL GROUP LIMITED




Date: January 24, 2000                  By:   /s/ Elsie Leung
                                              ___________________________
                                        Name:  Elsie Leung
                                        Title: Chief Financial Officer

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